Exhibit 10.61
RESTATED DEBENTURE AMENDMENT AND CONVERSION AGREEMENT
     This Restated Debenture Amendment and Conversion Agreement (the “Agreement”), dated as of the 2nd day of May, 2011, is made and entered into by and among T3 Motion, Inc., a Delaware corporation (the “Company”), and Vision Opportunity Master Fund Ltd. (the “Investor”).
     WHEREAS, on December 30, 2009, the Company issued to the Investor a 10% Senior Secured Convertible Debenture in the principal amount of $3,500,000 (the “Debenture”); and
     WHEREAS, the Debenture, as extended by an amendment thereto dated as of December 31, 2010, is due and payable, together with accrued interest, on March 31, 2011 (the “Maturity Date”); and
     WHEREAS, the Company has filed a Registration Statement on Form S-1, File Number 333-171163 (the “Registration Statement”) relating to an underwritten public offering (the “Public Offering”) of units (“units”), each unit comprised of (i) one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), one Class H common stock purchase warrant (the “Class H Warrants”) and one Class I common stock purchase warrant (the “Class I Warrants”); and
     WHEREAS, it is a condition to the underwriters’ obligation to purchase the Units in the Public Offering that the outstanding indebtedness evidenced by the Debentures be converted into units substantially identical to the Units (the “Vision Units”) at a conversion price equal to the per Unit public offering price (the “Conversion Price”); and
     WHEREAS, the Company and the Investors believe it is in their mutual best interest that the conversion of the Debenture (the “Conversion”) be effected on the terms and subject to the conditions set forth in this Agreement and, in furtherance thereof, desire to amend the Debenture.
     NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, and for other good and valuable consideration, and sufficiency of which are hereby acknowledged and intending to be legally bound hereby the parties agree as follows:
     1. Maturity Date. The Maturity Date is hereby extended to June 30, 2011.
     2. Conversion Provisions. Section 4 of the Debenture is hereby deleted in its entirety. At the Closing (as defined in Section 3 below), the Company shall issue to the Investor Vision Units, each comprised of (i) one share of Common Stock (the “Vision Shares”), (ii) one warrant substantially identical to the Class H Warrants (the “Vision H Warrants”) and (iii) one warrant substantially identical to the Class I Warrants (the “Vision I Warrants” and, together with the Vision H Warrants, the “Vision Warrants”) in consideration for the cancellation by the Investor of $3,500,000.00 principal amount of the Debenture and accrued interest thereon. The number of Vision Units shall equal the total amount of principal and interest accrued through the date of the Closing divided by the Conversion Price; provided, however, that the Company shall pay cash in lieu of any fractional Vision Units that would otherwise be issuable upon the Conversion.

     3. Closing. If, and only if, the closing of the Public Offering occurs on or prior to 5:00 p.m. eastern time on the Maturity Date, the closing of the Conversion (the “Closing”) shall take place at the offices of Loeb and Loeb LLP, 345 Park Avenue, New York, New York, 10154, or such other place to be specified by the Company and the Investor on the date of, and simultaneously with, the closing of the Public Offering (the “Closing Date”).
     4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:
          (a) Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Registration Rights Agreement attached as Appendix A hereto (collectively, the “Conversion Agreements”) and the Conversion Agreements have been duly authorized and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Investor, constitutes legal, valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
          (b) Issuance of Vision Units; Reservation of Common Stock. The Vision Shares, Vision H Warrants and Vision I Warrants comprising the Vision Units are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens and shall not be subject to preemptive or similar rights of stockholders other than those which have been exercised or waived prior to the Closing Date. The shares of common stock issuable upon exercise of the Vision Warrants (the “Warrant Shares”) have been duly authorized and, when issued in accordance with the terms of the Vision Warrants will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and shall not be subject to preemptive or similar rights of stockholders other than those which have been exercised or waived prior to the Closing Date or which have been expressly entered into by Vision prior to the Closing Date. Assuming the accuracy of the representations and warranties of the Investor in this Agreement, the Vision Shares and Vision Warrants comprising the Vision Units will be issued in compliance with all applicable federal and state securities laws. As of the Closing Date, the Company shall have reserved from its duly authorized capital stock the number of shares of common stock issuable upon exercise of the Vision Warrants and so long as any of the Vision Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the exercise of the Vision Warrants, 100% of the number of shares of Common Stock issuable upon exercise of the Vision Warrants.
          (c) Non-Contravention. The execution and delivery of the Conversion Agreements, the issuance and sale of the Vision Shares and Vision Warrants by the Company under this Agreement and the consummation of the transactions contemplated hereby and thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or its wholly-owned subsidiary, T3 Motion, Ltd. (the “Subsidiary”) is a party or by which the Company, the Subsidiary or any of their property is bound, where such conflict, violation or default is likely to result in a Material Adverse Effect, (ii) the charter, by-laws or other organizational documents of the Company or the Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or the Subsidiary or any of their property, where such conflict, violation or default is likely to result in a Material Adverse Effect, or (B) result in the creation or imposition of any Lien upon any of the material properties or assets of the Company or the Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary is bound or to which any of the property or assets of the Company or the Subsidiary is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution, delivery and performance of the Conversion Agreements, the valid issuance and sale of the Shares, other than such as have been made or obtained. “Material Adverse Effect” shall mean any of (a) a material and adverse effect on the legality, validity or enforceability of this Agreement, the schedules and exhibits attached hereto, and any other documents or agreements executed in connection with the transactions contemplated hereunder, (b) a material and adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiary, taken as a whole, or (c) any adverse impairment to the Company’s ability to perform in any material respect on a timely basis its obligations under the Conversion Agreements.
     5. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company as follows:
          (a) Organization; Authority. The Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Conversion Agreements and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Conversion Agreements and performance by the Investor of the transactions contemplated by the Conversion Agreements have been duly authorized by all necessary corporate or similar action on the part of the Investor. Each Conversion Agreement to which it is a party has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
          (b) Own Account. The Investor understands that the Vision Units are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is converting the Debenture into the Vision Units as principal for its own account and not with a view to or for distributing or reselling such Vision Units or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Vision Units in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Vision Units (this representation and warranty not limiting the Investor’s right to sell the Vision Units pursuant to any registration statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. The Investor is acquiring the Vision Units hereunder in the ordinary course of its business.
          (c) Investor Status. At the time the Investor was offered the Vision Units, it was, and as of the date hereof it is, and on the Closing Date it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. The Investor is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.
          (d) Experience of the Investor. The Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective conversion of the Debenture into Vision Units, and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Vision Units and, at the present time, is able to afford a complete loss of such investment.
     6. Conditions to the Investor’s Conversion Obligation. The obligation of the Investor hereunder to consummate the Conversion at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Investor’s sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:
          (a) Issuance of Securities. The Company shall have delivered to the Investor certificates representing the Vision Shares, the Vision H Warrants and the Vision I Warrants, together with an executed copy of the Warrant Agency Agreement between the Company and its transfer agent (or other warrant agent agreeable to the Company and the Underwriters) governing the Vision Warrants.
          (b) Registration Rights. The Company shall have delivered to the Investor (i) a duly executed copy of the Registration Rights Agreement, the form of which is attached to this Agreement as Appendix A, and (ii) a draft of the Registration Statement on Form S-3 covering the resale of the Vision Shares, the Vision Warrants and the Warrant Shares.
          (c) Representations and Warranties. The representations and warranties of the Company set forth in Section 4 of this Agreement shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.
          (d) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing.
          (e) Officer’s Certificate. The Company shall have delivered to the Investor a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its President certifying to the fulfillment of the conditions specified in Sections 5(c) and (d) in a form reasonably acceptable to the Investor.
          (f) Public Offering. The Registration Statement shall have been declared effective by the Securities and Exchange Commission and the securities issued in the Public Offering shall have commenced trading on the NYSE Amex, LLC.
          (g) Representations and Warranties to the Underwriters. The representations and warranties of the Company contained in Section 1 of the form of Underwriting Agreement filed as Exhibit 1.1 to the Registration Statement shall be true and correct in all material respects.
          (h) Negative Covenant Agreement. The Company shall have delivered to the Investor a Negative Covenant Agreement substantially in the form filed as Exhibit 10.64 to the Registration Statement granting the Investor the rights described in the Registration Statement.
     7. Transfer Restrictions.
          (a) Compliance with Laws. Notwithstanding any other provision of this Section 6, the Investor covenants that the Vision Shares, the Vision Warrants and the Warrant Shares (collectively, the “Securities”) may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state, federal or foreign securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, or (iii) pursuant to Rule 144 (provided that the Investor provides the Company with reasonable assurances (in the form of seller and broker representation letters) that the Securities may be sold pursuant to such rule), the Company may require the transferor thereof to provide to the Company, at the transferor’s expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.
     (b) Legends. Certificates evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 6(c) or applicable law:

     [NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NO REPRESENTATION IS MADE BY THE ISSUER AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THESE SECURITIES.
     (c) Removal of Legends. The restrictive legend set forth in Section 6(b) above shall be removed and the Company shall issue or shall cause its transfer agent to issue a certificate without such restrictive legend or any other restrictive legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (i) such Securities are registered for resale under the Securities Act (provided that, if the Investor is selling pursuant to the effective registration statement registering the Securities for resale, the Investor agrees to only sell such Securities during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), (ii) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an “affiliate” of the Company, as such term is defined in the Securities Act), or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Certificates for Securities subject to legend removal hereunder may be transmitted to the Investor by crediting the account of the Investor’s prime broker with DTC as directed by the Investor.
     (d) Acknowledgement. The Investor acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Vision Shares, the Warrants or the Warrant Shares or any interest therein without complying with the requirements of the Securities Act. Except as otherwise provided below, while a registration statement covering the Securities remains effective, the Investor may sell the Securities in accordance with the plan of distribution contained in such registration statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available. Both the Company and its transfer agent, and their respective directors, officers, employees and agents, may rely on this Section 6(d).
     8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or

facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after so mailed, (iii) if delivered by International Federal Express, two (2) business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:
if to the Company, to:
     T3 Motion, Inc.
     2990 Airway Avenue, Building A
     Costa Mesa, CA 92626
     Attn: Kelly Anderson
     Phone: (714) 619-3600
     Telecopy: (714) 619-3616
with a copy to:
     LKP Global Law LLP
     1901 Avenue of the Stars, Suite 480
     Los Angeles, CA 90067
     Attn: Ryan Hong
     Phone: (424) 239-1890
     Telecopy: (424) 239-1882
if to the Investor, to:
     Vision Opportunity Master Fund, Ltd.
     20 W 55th Street
     New York, New York 10019
     Attn: Carl Kleidman
     Phone: (212) 849-8246
     Telecopy:
with a copy to:
     Loeb and Loeb LLP
     345 Park Avenue
     New York, NY 10154
     Attn: Fran Stoller
     Phone: (212) 407-4935
     Telecopy: (212) 214-0706
     9. Legal Fees and Expenses. The Company shall pay its own fees and expenses and shall pay the reasonable and documented fees and expenses the Investor’s legal counsel in connection with the Conversion Agreements and the transactions contemplated hereby and thereby.
     10. Amendments; Existing Terms. This Agreement shall not be modified, amended or terminated without the written consent of all of the parties hereto. Except as amended herein, the Debenture remains in full force.

     11. Further Assurances. Each of the parties hereto shall use its reasonable best efforts to do all things necessary and advisable to make effective the transaction contemplated hereby and shall cooperate and take such action as may be reasonably requested by the other party in order in carry out fully the provisions and purposes of this Agreement and the transactions contemplated thereby.
     12. Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile) each of which shall be deemed to be an original, or which together shall constitute one in the same instrument.
     13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.
     14. Entire Agreement. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and specifically supersedes the Debenture Amendment and Conversion Agreement between the parties dated as of March 31, 2011.
     IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above..

T3 MOTION, INC.
By:
Name:
Title:

VISION OPPORTUNITY MASTER FUND LTD.
By:
Name:
Title: